EAGLE SERIES TRUST
Eagle Investment Grade Bond Fund

SUPPLEMENT DATED SEPTEMBER 23, 2016 TO
THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MARCH 1, 2016,
AS SUPPLEMENTED JUNE 1, 2016

The maximum expense ratio for each class of shares of the Eagle Investment Grade Bond Fund (the “Fund”) have been lowered, effective November 1, 2016. Accordingly, effective November 1, 2016, the Prospectus and Summary Prospectus are hereby amended as follows:

The “Annual Fund Operating Expenses” table and reference footnote (b) under “Fees and expenses of the fund” on page 10 of the Prospectus and page 1 of the Summary Prospectus are replaced with the following:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment.

	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.81%	0.82%	0.79%	0.89%	0.71%	0.69% (c)
Total Annual Fund Operating Expenses	1.36%	2.12%	1.09%	1.69%	1.01%	0.99%
Fee Waiver and/or Expense Reimbursement (b)	(0.63)%	(0.64)%	(0.66)%	(0.71)%	(0.58)%	(0.66)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.73%	1.48%	0.43%	0.98%	0.43%	0.33%

(b) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2018 as follows: Class A - 0.73%, Class C - 1.48%, Class I - 0.43%, Class R-3 – 0.98%, Class R-5 - 0.43%, and Class R-6 - 0.33%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees.  Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

In addition, the table under “Expense Example” on page 10 of the Prospectus and page 1 of the Summary Prospectus is replaced with the following:

Expense example

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$447	$730	$1,034	$1,896
Class C	$251	$602	$1,080	$2,401
Class I	$44	$281	$537	$1,269
Class R-3	$100	$463	$851	$1,939
Class R-5	$44	$264	$501	$1,184
Class R-6	$34	$249	$483	$1,153
With respect to the Fund, the table under "Management of the Funds—Investment Adviser—Contractual Expense Limitations" on page 37 of the Prospectus is replaced with the following:
	Contractual Expense Limitations
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Grade Bond Fund*	0.73%	1.48%	0.43%	0.98%	0.43%	0.33%
* Eagle has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Investment Grade Bond Fund through February 28, 2018.
* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE